SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):    June 22, 2004

JCM Partners, LLC

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-32653	94-3364323

(Commission File Number)	(I.R.S. Employer Identification No.)

2151 Salvio Street, Suite 325, Concord, CA	94520

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:    (925) 676-1966

(NOT APPLICABLE)

(Former name or former address, if changed since last report)

Item 5. Other Events.

     I. JCM Partners, LLC (the “Company”) held its annual meeting of Members on June 22, 2004. Over 81% of the Company’s outstanding Class 1, 2 and 3 Units (the “Units”) were voted at the meeting (with over 77%, 63% and 91% of the Company’s outstanding Class 1, 2 and 3 Units, respectively, voting at the meeting) and our Members voted as follows:

          (a) To elect Henry Conversano, Henry Doorn, Jr. and Neal Nieuwenhuis as Group II Managers:

Nominee	Votes “For”	Votes “Withheld”
Henry Conversano	58,529,325	1,832,548

Henry Doorn, Jr.	58,527,325	1,834,548

Neal Nieuwenhuis	57,870,736	2,491,137

          Since there were three nominees for three positions, and each of the three nominees received at least one affirmative vote, each nominee was re-elected. Therefore, Messrs. Conversano, Doorn and Nieuwenhuis were re-elected to the Board of Managers. Pursuant to the Company’s Operating Agreement, the following Managers continued as Managers:

Frank Deppe Marvin Helder Kenneth Horjus Gayle Ing James Mol Lois Mol Michael Vanni

          Effective June 23, 2004, James Mol resigned from the Board of Managers for personal reasons.

          (b) To approve changes to the Company’s Certificate of Designations of Class 1 Units to implement changes to redemption payments for put Class 1 Units, as set forth in the Company’s May 17, 2004 Proxy Statement (the “Proxy Statement).

               (i) Voting by all Units:

Total Votes of the Units For the Proposal	70,238,682

Total Votes of the Units Against the Proposal	2,630,231

Abstentions of the Units	162,661

               (ii) Voting by Class 1 Units as a separate class:

Total Votes of the Class 1 Units For the Proposal	34,512,576

Total Votes of the Class 1 Units Against the Proposal	854,441

Abstentions of the Class 1 Units	98,885

          The proposal received the affirmative vote of a majority of the Company’s Units present at the annual meeting and a majority of the Class 1 Units present at the annual meeting and, therefore, was adopted. The percentage of Units present that voted in favor of the proposal was 96.2%, and the percentage of Class 1 Units present that voted in favor of the proposal was 97.3%.

          (c) To approve changes to the Company’s Certificate of Designations of Class 2 Units to implement changes to redemption payments for put Class 2 Units, as set forth in the Company’s May 17, 2004 Proxy Statement (the “Proxy Statement).

               (i) Voting by all Units:

Total Votes of the Units For the Proposal	69,969,772

Total Votes of the Units Against the Proposal	2,866,139

Abstentions of the Units	195,663

               (ii) Voting by Class 2 Units as a separate class:

Total Votes of the Class 2 Units For the Proposal	7,714,201

Total Votes of the Class 2 Units Against the Proposal	24,775

Abstentions of the Class 2 Units	24,462

          The proposal received the affirmative vote of a majority of the Company’s Units present at the annual meeting and a majority of the Class 2 Units present at the annual meeting and, therefore, was adopted. The percentage of Units present that voted in favor of the proposal was 95.8%, and the percentage of Class 2 Units present that voted in favor of the proposal was 99.4%.

Item 7. Financial Statements and Exhibits.

(c)	The following exhibits are filed herewith:

Exhibit 3.13	First Amendment to Certificate of Designations of Class 1 Units

Exhibit 3.14	First Amendment to Certificate of Designations of Class 2 Units

Exhibit 3.15	Amended and Restated Certificate of Designations of Class 1 Units

Exhibit 3.16	Amended and Restated Certificate of Designations of Class 2 Units

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JCM PARTNERS, LLC
Date: July 7, 2004	/s/ Gayle M. Ing
Gayle M. Ing
President and Chief Executive Officer

EXHIBIT INDEX

Designation	Description
Exhibit 3.13	First Amendment to Certificate of Designations of Class 1 Units

Exhibit 3.14	First Amendment to Certificate of Designations of Class 2 Units

Exhibit 3.15	Amended and Restated Certificate of Designations of Class 1 Units

Exhibit 3.16	Amended and Restated Certificate of Designations of Class 2 Units

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